UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest events reported)     July 30, 2003
                                                     --------------------
                                                       (July 29, 2003)
                                                     --------------------



 Commission    Name of Registrants, State of Incorporation,    I.R.S. Employer
File Number    Address and Telephone Number                   Identification No.
-----------    --------------------------------------------   ------------------

 333-32170     PNM Resources, Inc.                                85-0468296
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700

  1-6986       Public Service Company of New Mexico               85-0019030
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700



                         ------------------------------

              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 12.   Results of Operations and Financial Condition

       On July 29, 2003, PNM Resources, Inc. (the "Company") issued a press release announcing its unaudited results of operations for the six months ended June 30, 2003. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

       The Company's press release and other communications from time to time may include certain non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements.

       Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income, other income and deductions, net income, earnings per share and other GAAP measures of operating performance that exclude or include the effect of litigation settlements, accounting or regulatory changes, the restructuring of selected operations, certain merger activities and other similar events. The Company's management believes these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings capacity of the Company's operations. Management also believes that the presentation of the non-GAAP financial measure is consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures presented in prior periods. The non-GAAP financial measures used by the Company should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

Limitation on Incorporation by Reference

       In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section and not deemed incorporated by reference in any filing under the Securities Act of 1933.


                                  EXHIBIT INDEX

Exhibit Number Description

          99.1 Press Release dated July 29, 2003, PNM Resources, Inc. and Subsidiaries Consolidated Statements of Earnings for the three and six months ended June 30, 2003 and 2002 and other select financial information.

                                  EXHIBIT 99.1

               PNM Resources Second Quarter Earnings Up 60 Percent

         Highlights:

          o Second Quarter 2003 net earnings of $0.44 per diluted share, compared to $0.28 per diluted share in the second quarter of 2002.

          o Total operating revenues rose $90.0 million, or 36 percent, to $340.2 million in the latest quarter, compared to $250.2 million in the second quarter of 2002.

          o Gross operating margin improved $23.1 million, to $164.9 million for second quarter 2003, compared to $141.8 million in the second quarter 2002.

          o Gross margin on wholesale power sales increased $22.3 million or 215.5 percent, to $32.7 million in the latest quarter.

          o Gross margin on PNM utility operations rose $775,000 or 0.6 percent over the comparable period last year, to $132.2 million in the latest quarter.


ALBUQUERQUE, N.M., July 29, 2003 - PNM Resources (NYSE: PNM) today reported consolidated net earnings available for common stock of $17.6 million, or $0.44 per share (diluted), for the three months ended June 30, 2003. In the comparable period in 2002, the company reported consolidated net earnings available for common stock of $11.0 million, or $0.28 per diluted share. There were no one-time items reported in the latest quarter of 2003 or in the comparable three months of 2002.

GAAP net earnings of $1.22 per diluted common share in the first quarter 2003 included a one-time gain of $0.95 per share and a one-time charge of $0.26 a share, increasing first quarter earnings by a net of $0.69 per share. Ongoing earnings for the six months ended June 30, 2003, were $0.97 per diluted share, compared to $0.90 per share for the first half of 2002.

                               PNM Resources, Inc.
          Reconciliation of GAAP Reported to Ongoing Earnings Per Share
                                  June 30, 2003

                                      Three Months              Six Months            Twelve Months
                                 Q2 2003       Q2 2002      6/30/03     6/30/02     6/30/03      6/30/02
                               ------------  ------------  ----------  ----------  -----------  ----------
GAAP Reported EPS                    $0.44         $0.28      $1.66        $0.90       $2.37        $1.84
One-time charges                        --            --       0.26           --        0.46         0.27
Change in Accounting (1)                --            --      (0.95)          --       (0.95)          --
                               ------------  ------------  ----------  ----------  -----------  ----------
Ongoing earnings                     $0.44         $0.28      $0.97        $0.90       $1.88        $2.11

Average diluted shares (000s)       39,755        39,586     39,569       39,612      39,464       39,613

  Note 1. To conform to FASB Statement 143, `Accounting for Asset Retirement Obligations.'

"New long-term wholesale contracts, the continuing recovery of the wholesale power market following last year's lows, and growing demand in PNM's New Mexico service territory all contributed to our improved second quarter results," said PNM Resources Chairman, President and Chief Executive Officer Jeff Sterba.

                               PERFORMANCE SUMMARY

Consolidated gross margin (operating revenues less cost of energy) for the quarter increased $23.1 million, or 16.3 percent, over the comparable period last year.

Retail electric gross margin (operating revenues less cost of energy) decreased by $466,000, to $92.7 million compared to $93.2 million in the same quarter last year. The decrease in revenues was the result of the transfer of a major customer from retail to wholesale status, partially offset by continued growth in residential and commercial sales. The company estimates underlying retail electric growth in the PNM service territory (normalized for weather) at about
2.0 percent for the quarter on an annual basis.

Gas gross margin (operating revenues less cost of gas) increased $2.2 million, or 8.8 percent, in the most recent quarter compared to the second quarter 2002. The increase in gas gross margin was primarily due to cooler weather in April 2003 compared to the same month last year.

Gross margin on wholesale electric sales improved by $22.3 million, from $10.4 million in the second quarter 2002 to $32.7 million in the second quarter of 2003. The improvement in margin was primarily due to the expansion of existing long-term wholesale contracts and the addition of new long-term contracts.

                  ONE-TIME AND NON-RECURRING GAINS AND CHARGES

There were no one-time gains or charges recorded in the second quarter 2003. PNM first quarter 2003 income included a non-cash gain (after tax) of $37.4 million or $0.95 per share, stemming from the initial adoption of Financial Accounting Standards Board (FASB) Statement No. 143, Accounting for Asset Retirement Obligations. In the same quarter, the company also recorded a one-time charge against earnings (after tax) of $10.1 million, or $0.26 per share, to reflect the write-off of regulatory assets.

         OTHER RECENT SIGNIFICANT DEVELOPMENTS AFFECTING PNM RESOURCES:

          o In June, PNM agreed to a negotiated settlement of the company's pending gas rate case. If approved by regulators, the agreement will increase PNM revenues by $22.0 million, with an assumed 10.25 percent return on equity in the PNM gas utility.

          o In May, PNM completed the sale of $182 million in tax-exempt bonds. The new bonds pay an initial annual interest rate of
               2.75 percent, adjustable next year.

Details of these announcements and other PNM Resources news are available at the company's website, pnm.com.

                      EARNINGS GUIDANCE UNCHANGED FOR 2003

Based on results for the first six months and its financial and operating forecasts for the remainder of the year, PNM reaffirmed existing earnings guidance for 2003. The company expects 2003 ongoing earnings (not including one-time gains and charges) will be in the range of between $1.80 and $2.05 per diluted share.

                        EARNINGS TELECONFERENCE SCHEDULED

PNM Resources has scheduled a teleconference for 9:00 a.m. Eastern Time on Wednesday, July 30, to discuss Second Quarter 2003 earnings and other issues of interest to shareholders and investors. The public is invited to listen to the teleconference by calling 1- 973-694-6836 after 8:45 a.m. ET. A webcast of the presentation can be accessed through a link on the company's website at pnm.com. A Power Point presentation of charts that will accompany the teleconference is also available at the Web site.

PNM Resources is an energy holding company based in Albuquerque, New Mexico. PNM, the principal subsidiary of PNM Resources, serves about 450,000 natural gas customers and 390,000 electric customers in New Mexico. The company also sells power on the wholesale market in the Western U.S. PNM Resources stock is traded primarily on the NYSE under the symbol PNM. For more information about our company, see our web site at www.pnm.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 Statements made in this news release and documents we file with the SEC that relate to future events or our expectations, projections, estimates, intentions, goals, targets and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. You are cautioned that all forward-looking statements are based upon current expectations and estimates and we assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by the forward-looking statements, PNM Resources cautions you not to place undue reliance on these statements. Many factors could cause actual results to differ, and will affect our future financial condition, cash flow and operating results. These factors include interest rates, weather, fuel costs, changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the competitive environment in the electric and natural gas industries, the performance of generating units and transmission system, state and federal regulatory and legislative decisions and actions, the outcome of legal proceedings and the performance of state, regional and national economies. For a detailed discussion of the important factors that affect PNM Resources and that could cause actual results to differ from those expressed or implied by our forward-looking statements, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and our current and future Current Reports on Form 8-K, filed with the SEC.

                      PNM RESOURCES, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                                   (Unaudited)

                                                     Three Months Ended                Six Months Ended
                                                          June 30,                         June 30,
                                               -------------------------------  -------------------------------
                                                   2003             2002            2003             2002
                                               --------------   --------------  --------------   --------------
                                                          (In thousands, except per share amounts)

Operating Revenues:
  Electric...................................      $266,150         $206,136        $507,528         $397,920
  Gas........................................        74,009           43,968         220,262          153,169
  Unregulated businesses.....................            52               85             112              917
                                               --------------   --------------  --------------   --------------
    Total operating revenues.................       340,211          250,189         727,902          552,006
                                               --------------   --------------  --------------   --------------
Operating Expenses:
  Cost of energy sold........................       175,335          108,382         401,269          251,987
  Administrative and general.................        42,600           36,319          74,642           67,707
  Energy production costs....................        34,515           34,202          69,609           69,173
  Depreciation and amortization..............        28,850           25,217          57,224           49,996
  Transmission and distribution costs........        15,194           15,451          31,353           31,988
  Taxes, other than income taxes.............         6,720            9,028          14,506           17,512
  Income taxes...............................         7,083            2,141          15,959           11,507
                                               --------------   --------------  --------------   --------------
    Total operating expenses.................       310,297          230,740         664,562          499,870
                                               --------------   --------------  --------------   --------------
    Operating income.........................        29,914           19,449          63,340           52,136
                                               --------------   --------------  --------------   --------------
Other Income and Deductions:
  Other income...............................        12,745           11,724          23,951           25,451
  Other deductions...........................        (4,020)          (1,895)        (21,932)          (3,392)
  Income tax (expense) benefit...............        (3,132)          (3,432)           (725)          (8,274)
                                               --------------   --------------  --------------   --------------
    Net other income and deductions..........         5,593            6,397           1,294           13,785
                                               --------------   --------------  --------------   --------------
    Income before interest charges...........        35,507           25,846          64,634           65,921

Interest Charges.............................        17,764           14,689          35,997           29,815
                                               --------------   --------------  --------------   --------------
Net Earnings from Operations.................        17,743           11,157          28,637           36,106
                                               --------------   --------------  --------------   --------------
Cumulative Effect of a Change in Accounting
   Principle, Net of Tax.....................             -                -          37,422                -
                                               --------------   --------------  --------------   --------------
Net Earnings.................................        17,743           11,157          66,059           36,106
Preferred Stock Dividend Requirements........           147              147             293              293
                                               --------------   --------------  --------------   --------------
Net Earnings Applicable to Common Stock......      $ 17,596         $ 11,010        $ 65,766         $ 35,813
                                               ==============   ==============  ==============   ==============
Net Earnings per Common Share:
  Basic......................................       $  0.45          $  0.28         $  1.68          $  0.92
                                               ==============   ==============  ==============   ==============
  Diluted....................................       $  0.44          $  0.28         $  1.66          $  0.90
                                               ==============   ==============  ==============   ==============
Dividends Paid per Share of Common Stock.....       $  0.23          $  0.22         $  0.45          $  0.42
                                               ==============   ==============  ==============   ==============


                      PNM RESOURCES, INC. AND SUBSIDIARIES
                        COMPARATIVE OPERATING STATISTICS


       The following tables show electric revenues by customer class and average customers:

                            Electric Retail Revenues

                                       Three Months Ended
                                            June 30,
                                      2003           2002          Variance
                                  -------------  -------------  --------------
                                                 (In thousands)
   Residential................          $46,871        $45,696        $1,175
   Commercial.................           62,984         62,577           407
   Industrial.................           16,351         20,792        (4,441)
   Other......................            4,885          5,347          (462)
                                  -------------  -------------  --------------
                                       $131,091       $134,412      $ (3,321)
                                  =============  =============  ==============
   Average customers..........          394,679        383,589        11,090
                                  =============  =============  ==============

                                        Six Months Ended
                                            June 30,
                                      2003           2002          Variance
                                  -------------  -------------  --------------
                                                 (In thousands)
    Residential................        $97,834        $96,418         $1,416
    Commercial.................        118,090        117,582            508
    Industrial.................         35,102         40,420         (5,318)
    Other......................          9,109          9,336           (227)
                                  -------------  -------------  --------------
                                      $260,135       $263,756       $ (3,621)
                                  =============  =============  ==============
    Average customers..........        393,635        382,625         11,010
                                  =============  =============  ==============

                      PNM RESOURCES, INC. AND SUBSIDIARIES
                        COMPARATIVE OPERATING STATISTICS


       The following tables show electric sales by customer class:

                                 Electric Sales

                                       Three Months Ended
                                            June 30,
                                      2003           2002          Variance
                                  -------------  -------------  --------------
                                                (Megawatt hours)
     Residential...............         547,145        534,417        12,728
     Commercial................         830,153        823,218         6,935
     Industrial................         325,243        405,571       (80,328)
     Other.....................          56,783         62,491        (5,708)
                                  -------------  -------------  --------------
                                      1,759,324      1,825,697       (66,373)
                                  =============  =============  ==============

                                        Six Months Ended
                                            June 30,
                                      2003           2002          Variance
                                  -------------  -------------  --------------
                                                (Megawatt hours)
     Residential...............      1,139,280      1,123,413         15,867
     Commercial................      1,551,015      1,534,477         16,538
     Industrial................        696,878        797,917       (101,039)
     Other.....................         99,669        109,365         (9,696)
                                  -------------  -------------  --------------
                                     3,486,842      3,565,172        (78,330)
                                  =============  =============  ==============

                      PNM RESOURCES, INC. AND SUBSIDIARIES
                        COMPARATIVE OPERATING STATISTICS


       The following tables show gas revenues by customer and average customers:

                                  Gas Revenues

                                       Three Months Ended
                                            June 30,
                                      2003           2002          Variance
                                  -------------  -------------  --------------
                                                 (In thousands)
     Residential...............         $44,699        $25,612        $19,087
     Commercial................          15,142          8,191          6,951
     Industrial................             434            415             19
     Transportation*...........           6,010          5,134            876
     Other.....................           7,724          4,616          3,108
                                  -------------  -------------  --------------
                                        $74,009        $43,968        $30,041
                                  =============  =============  ==============
     Average customers.........         451,079        443,514          7,565
                                  =============  =============  ==============

                                        Six Months Ended
                                            June 30,
                                      2003           2002          Variance
                                  -------------  -------------  --------------
                                                 (In thousands)
     Residential...............        $142,673       $97,724         $44,949
     Commercial................          45,563        30,590          14,973
     Industrial................           1,465         1,064             401
     Transportation*...........           9,755         8,745           1,010
     Other.....................         20,806         15,046           5,760
                                  -------------  -------------  --------------
                                      $220,262       $153,169         $67,093
                                  =============  =============  ==============
     Average customers.........        451,688        443,720           7,968
                                  =============  =============  ==============

    *Customer-owned gas.

                      PNM RESOURCES, INC. AND SUBSIDIARIES
                        COMPARATIVE OPERATING STATISTICS


       The following tables show gas throughput by customer class:

                                 Gas Throughput

                                       Three Months Ended
                                            June 30,
                                      2003           2002          Variance
                                  -------------  -------------  --------------
                                          (Thousands of decatherms)
     Residential...............           3,651          2,984           667
     Commercial................           1,641          1,594            47
     Industrial................              70            124           (54)
     Transportation*...........          16,455         14,076         2,379
     Other.....................           1,026          1,114           (88)
                                  -------------  -------------  --------------
                                         22,843         19,892         2,951
                                  =============  =============  ==============

                                        Six Months Ended
                                            June 30,
                                      2003           2002          Variance
                                  -------------  -------------  --------------
                                           (Thousands of decatherms)
     Residential...............        15,857         16,500            (643)
     Commercial................         5,975          6,564            (589)
     Industrial................           256            296             (40)
     Transportation*...........        25,090         21,473           3,617
     Other.....................         2,969          3,104            (135)
                                  -------------  -------------  --------------
                                       50,147         47,937           2,210
                                  =============  =============  ==============

       *Customer-owned gas.

                      Electric Transmission Revenues

                                       Three Months Ended
                                            June 30,
                                      2003           2002          Variance
                                  -------------  -------------  --------------
                                                 (In thousands)
     External customers........       $ 2,317        $ 5,912         $(3,595)
                                  =============  =============  ==============

                                        Six Months Ended
                                            June 30,
                                      2003           2002          Variance
                                  -------------  -------------  --------------
                                                (In thousands)
     External customers........       $ 6,874       $ 11,810         $(4,936)
                                  =============  =============  ==============

                      PNM RESOURCES, INC. AND SUBSIDIARIES
                        COMPARATIVE OPERATING STATISTICS


       The following tables show revenues by customer class:

                               Wholesale Revenues

                                       Three Months Ended
                                            June 30,
                                      2003           2002          Variance
                                  -------------  -------------  --------------
                                                 (In thousands)
     Long-term contracts.......         $33,607        $16,045        $17,562
     Forward sales*............          44,010         20,407         23,603
     Short-term sales..........          55,125         48,304          6,821
                                  -------------  -------------  --------------
                                       $132,742        $84,756        $47,986
                                  =============  =============  ==============

                                        Six Months Ended
                                            June 30,
                                      2003           2002          Variance
                                  -------------  -------------  --------------
                                                 (In thousands)
     Long-term contracts.......        $59,786        $33,060         $26,726
     Forward sales*............         66,948         38,150          28,798
     Short-term sales..........        113,785         86,576          27,209
                                  -------------  -------------  --------------
                                      $240,519       $157,786         $82,733
                                  =============  =============  ==============

       *Includes mark-to-market gains/(losses).

       Note: For comparative purposes, wholesale revenues for the three months and six months ended June 30, 2002 have not been reclassified to a net margin basis in accordance with GAAP. The impact would be to reduce 2002 forward sales revenue by $18.9 million and $35.4 million, respectively.

                      PNM RESOURCES, INC. AND SUBSIDIARIES
                        COMPARATIVE OPERATING STATISTICS


       The following tables show sales by customer class:

                                 Wholesale Sales

                                       Three Months Ended
                                            June 30,
                                      2003           2002          Variance
                                  -------------  -------------  --------------
                                                (Megawatt hours)
     Long-term contracts.......         560,672        227,000       333,672
     Forward sales.............         955,180        396,884       558,296
     Short-term sales..........       1,352,006      1,771,569      (419,563)
                                  -------------  -------------  --------------
                                      2,867,858      2,395,453       472,405
                                  =============  =============  ==============

                                        Six Months Ended
                                            June 30,
                                      2003           2002          Variance
                                  -------------  -------------  --------------
                                                (Megawatt hours)
     Long-term contracts.......      1,062,117        508,153        553,964
     Forward sales.............      1,517,380        652,980        864,400
     Short-term sales..........      2,808,744      3,609,715       (800,971)
                                  -------------  -------------  --------------
                                     5,388,241      4,770,848        617,393
                                  =============  =============  ==============

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 PNM RESOURCES, INC.
                                   ---------------------------------------------
                                                     (Registrant)


Date:  July 30, 2003                             /s/ Robin A. Lumney
                                   ---------------------------------------------
                                                   Robin A. Lumney
                                              Vice President, Controller
                                             and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)